UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 4, 2010

CBS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-09553	04-2949533
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

51 West 52nd Street, New York, New York		10019
(Address of principal executive offices)		(zip code)

Registrant’s telephone number, including area code: (212) 975-4321

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 4, 2010, CBS Corporation announced the full redemption of all of its outstanding $335,000,000 7.25% Senior Notes due June 30, 2051 (NYSE: RBV) (the “2051 Notes”) on November 5, 2010, the redemption date. The redemption price is 100% of the unpaid principal amount of the 2051 Notes, together with accrued and unpaid interest up to, but excluding, November 5, 2010. The 2051 Notes will be called for redemption in minimum denominations of $25 and in multiples of $25. The paying agent for the redemption is The Bank of New York Mellon.

A copy of the press release is filed herewith as Exhibit 99 and is incorporated by reference herein in its entirety.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.        The following Exhibit is filed as part of this Report on Form 8-K:

Exhibit Number	Description of Exhibit

99	Press release of CBS Corporation, dated October 4, 2010, announcing the call for redemption of the 2051 Notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBS CORPORATION (Registrant)

By:	/s/ JOSEPH R. IANNIELLO
Name:	Joseph R. Ianniello
Title:	Executive Vice President and Chief Financial Officer

Date: October 4, 2010

Exhibit Index

Exhibit Number	Description of Exhibit

99	Press release of CBS Corporation, dated October 4, 2010, announcing the call for redemption of the 2051 Notes.